Exhibit 10.4
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            AMENDMENT TO SEVERANCE AND CHANGE OF CONTROL AGREEMENT

                  This Amendment to the Severance Agreement (this
"Amendment"), effective as of March 31, 2005, is entered into by and between Packaging Dynamics Corporation (the "Company") and Frank V. Tannura (the "Executive").

                  WHEREAS, the Company and the Executive are parties to that certain Severance and Change of Control Agreement, dated as of January 23, 2003 (the "Severance Agreement"); and

                  WHEREAS, the Company and the Executive wish to amend the Severance Agreement in connection with the Appointment.

                  NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.       Amendments to the Severance Agreement.

         (a) Section 2(b)(iii)(x) is hereby amended by deleting the word "second" the first time it occurs and replacing it with the word "third."

2. Governing Law. This Amendment shall be governed, construed, interpreted, and enforced in accordance with the substantive laws of the State of Illinois.

3. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall be effective as of March 31, 2005 when each party hereto shall have received a counterpart hereof signed by the other party hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of this 31st day of March, 2005.


                                PACKAGING DYNAMICS CORPORATION


                                By: /s/ Patrick T. Chambliss
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                                Name:   Patrick T. Chambliss
                                Title:  VP & CFO


                                By: /s/ Frank V. Tannura
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                                    FRANK V. TANNURA, individually